UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 9, 2010
Date of Report (Date of Earliest Event Reported)

CONVERA CORPORATION
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(Exact name of registrant as specified in its charter)

Delaware	000-31989	54-1987541
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1919 GALLOWS ROAD, SUITE 1050
VIENNA, VIRGINIA 22182
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(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (703) 761-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

_____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

_____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                      Completion of Acquisition or Disposition of Assets

On February 9, 2010, Convera Corporation (“Convera” or the “Company”), completed the merger of its wholly owned subsidiaries B2BNetSearch, Inc., a Delaware corporation (“B2B”), and Convera Technologies, LLC, a Delaware limited liability company (“Technologies”), with and into VSW2, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Vertical Search Works, Inc., a Delaware corporation (“VSW”), and a parent company of Firstlight Online Limited, a U.K. company.  The merger was conducted pursuant to the Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”) dated as of September 22, 2009 by and among Convera, B2B, Technologies, VSW, and their related parties.  The description of the terms and conditions of the Merger Agreement in our current report on Form 8-K filed on September 28, 2009 and a copy of the Merger Agreement filed as Exhibit 2.1 thereto are incorporated herein by reference.

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Upon the closing on February 9, 2010 of the merger described above, Patrick C. Condo (“Mr. Condo”) is no longer the President and Chief Executive Officer of Convera, pursuant to the Transition Agreement (the “Transition Agreement”) by and between Convera and Mr. Condo dated May 29, 2009.  The description of the terms and conditions of the Transition Agreement in our current report on Form 8-K filed on June 4, 2009 and a copy of the Transition Agreement filed as Exhibit 10.1 thereto are incorporated herein by reference.

Item 8.01                      Other Events

After the close of market on February 8, 2010, Convera filed a Certificate of Dissolution with the Delaware Secretary of State, pursuant to the Plan of Dissolution and Liquidation (the “Plan”) previously adopted by Convera’s board of directors.  The description of the terms and conditions of the Plan in our current report on Form 8-K filed on June 4, 2009 and a copy of the Plan filed as Exhibit 2.2 thereto are incorporated herein by reference.

As previously announced by the Company in its press release and current report on Form 8-K dated January 29, 2010, the Company set the record date of February 8, 2010 for an initial liquidating distribution and declared an initial liquidating cash distribution of $0.10 per share to shareholders as of record date on February 8, 2010; accordingly, immediately after the close of market on February 8, 2010, the Company closed its stock transfer books and the trading of its stock on the NASDAQ Stock Market ceased at the same time.  On February 8, 2010, the Company issued a press release confirming the dissolution filing and cessation of its stock trading as previously announced, which is furnished as Exhibit 99.1 hereto.  On February 11, 2010 the Company issued a press release announcing the closing of the merger, which is furnished as Exhibit 99.2 hereto.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

99.1          Convera Corporation Press Release dated February 8, 2010.

99.2          Convera Corporation Press Release dated February 11, 2010.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Convera Corporation
Date: February 11, 2010	By: /s/ Matthew G. Jones
Matthew G. Jones
Chief Financial Officer, Secretary and Treasurer